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                                                                EXHIBIT 10.24.2


                                 AMENDMENT NO. 2
                                       TO
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT
                                     BETWEEN
                          CRICKET COMMUNICATIONS, INC.
                                       AND
                              NORTEL NETWORKS INC.


This Amendment No. 2 (this "Amendment") is made effective as of the 17th day of September 2001, by and between Cricket Communications, Inc., a Delaware corporation (the "Owner"), and Nortel Networks Inc., a Delaware corporation (the "Vendor").

WHEREAS, Owner and Vendor entered into a System Equipment Purchase Agreement dated August 28, 2000, for the sale, licensing, and purchase of Vendor's Equipment and Services, as amended ("Agreement"); and,

WHEREAS, Owner and Vendor now wish to revise the Purchase Order section of such Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Agreement as follows:

1. Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Agreement.

2. Insert the following sentence before the last sentence of Section 3.3 (Order Acceptance) of the Agreement: "Notwithstanding anything to the contrary set forth in this Section 3.3, Nortel Networks may reject, in its sole discretion, any Purchase Order(s) issued hereunder for any new markets (i.e., any Purchase Order for any market other than [* * *]); provided, however, if Vendor has accepted a Purchase Order for any such new market, Vendor may accept or reject any subsequent Purchase Order for such new market, but such subsequent Purchase Order shall be afforded no less favorable treatment in terms of acceptance than purchase orders placed by other customers of Vendor; and provided further that any Purchase Order for a new market issued by Owner and not rejected in writing within ten (10) Business Days shall be deemed accepted by Vendor."

3.      Amend the existing Section 5.3 (Payment) as follows:

        (a) Add a new Section 5.3(a)(i)(5) as follows: "Notwithstanding anything to the contrary set forth in this Section 5.3, Vendor may invoice Owner, on March 31, 2002, any unpaid balance of all Purchase Orders relating to the [*] market for Products previously shipped to Owner even if Installation and Integration, Substantial Completion or Final Acceptance


Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                has not occurred, if such Installation and Integration,
                Substantial Completion or Final Acceptance has not occurred through no fault of Vendor."

        (b) Add a new Section 5.3(a)(ii)(4) as follows: "Notwithstanding anything to the contrary set forth in this Section 5.3, Vendor may invoice Owner, on March 31, 2002, any unpaid balance of all Purchase Orders relating to the [*] market for Services performed on or before March 31, 2002, even if Substantial Completion or Final Acceptance has not occurred, if such Substantial Completion or Final Acceptance has not occurred through no fault of Vendor."

4. Except as specifically modified by Amendment No. 2, the Agreement in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be signed by their duly authorized representatives effective as of the date first set forth above.



CRICKET COMMUNICATIONS, INC.                   NORTEL NETWORKS INC.

By:  /s/ S. G. SWENSON                         By: /s/ WALT MAGURA
    --------------------------------               ----------------------------
Name: S. G. Swenson                            Name: Walt Magura
      ------------------------------                 --------------------------
      (Type/Print)                                   (Type/Print)

Title: President and Chief
       Operating Officer                       Title: RVP, Western Region
       -----------------------------                  -------------------------

Date:  9/17/01                                 Date:  9/18/01
       -----------------------------                  -------------------------


Nortel Networks and Cricket Communications, Inc. Proprietary and Confidential Information.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.